Exhibit 99.e(1)(cc)

AMENDMENT NO. 28 TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B Shares (the “Shares”) of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”) is hereby amended to reflect the addition of Institutional Class shares of AIM High Income Municipal Fund.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(All Classes of Shares Except Class B Shares)

AIM COUNSELOR SERIES TRUST

AIM Advantage Health Sciences Fund –	Class A
Class C

AIM Floating Rate Fund –	Class A
Class C
Class R
Institutional Class

AIM Multi-Sector Fund –	Class A
Class C
Institutional Class

AIM Structured Core Fund –	Class A
Class C
Class R
Institutional Class

AIM Structured Growth Fund –	Class A
Class C
Class R
Institutional Class

AIM Structured Value Fund –	Class A
Class C
Class R
Institutional Class

AIM EQUITY FUNDS

AIM Capital Development Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Charter Fund –	Class A
Class C
Class R
Institutional Class

AIM Constellation Fund –	Class A
Class C
Class R
Institutional Class

AIM Diversified Dividend Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Large Cap Basic Value Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Large Cap Growth Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Select Basic Value Fund -	Class A
Class C

AIM FUNDS GROUP

AIM Basic Balanced Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM European Small Company Fund –	Class A
Class C

AIM Global Value Fund –	Class A
Class C
Institutional Class

AIM International Small Company Fund –	Class A
Class C
Institutional Class

AIM Mid Cap Basic Value Fund –	Class A
Class C
Class R
Institutional Class

AIM Select Equity Fund –	Class A
Class C

AIM Small Cap Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM GROWTH SERIES

AIM Basic Value Fund –	Class A
Class C
Class R
Institutional Class

AIM Conservative Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Global Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM Growth Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Income Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM International Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Mid Cap Core Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM Moderate Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Moderate Growth Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Moderately Conservative Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Small Cap Growth Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM INTERNATIONAL MUTUAL FUNDS

AIM Asia Pacific Growth Fund –	Class A
Class C

AIM European Growth Fund –	Class A
Class C
Class R
Investor Class

AIM Global Aggressive Growth Fund –	Class A
Class C

AIM Global Growth Fund –	Class A
Class C

AIM International Core Equity Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM International Growth Fund –	Class A
Class C
Class R
Institutional Class

AIM INVESTMENT FUNDS

AIM China Fund –	Class A
Class C
Institutional Class

AIM Developing Markets Fund –	Class A
Class C
Institutional Class

AIM Enhanced Short Bond Fund –	Class A
Class C
Class R
Institutional Class

AIM Global Health Care Fund -	Class A
Class C
Investor Class

AIM International Bond Fund –	Class A
Class C
Institutional Class

AIM Japan Fund –	Class A
Class C
Institutional Class

AIM Trimark Endeavor Fund –	Class A
Class C
Class R
Institutional Class

AIM Trimark Fund –	Class A
Class C
Class R
Institutional Class

AIM Trimark Small Companies Fund –	Class A
Class C
Class R
Institutional Class

AIM INVESTMENT SECURITIES FUNDS

AIM Global Real Estate Fund –	Class A
Class C
Class R
Institutional Class

AIM High Yield Fund –	Class A
Class C
Institutional Class
Investor Class

AIM Income Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Intermediate Government Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Limited Maturity Treasury Fund –	Class A
Class A3
Institutional Class

AIM Money Market Fund –	AIM Cash Reserve Shares
Class C
Class R
Institutional Class
Investor Class

AIM Municipal Bond Fund –	Class A
Class C
Investor Class

AIM Real Estate Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Short Term Bond Fund –	Class A
Class C
Class R
Institutional Class

AIM Total Return Bond Fund –	Class A
Class C
Class R
Institutional Class

AIM SECTOR FUNDS

AIM Energy Fund –	Class A
Class C
Institutional Class
Investor Class

AIM Financial Services Fund –	Class A
Class C
Investor Class

AIM Gold & Precious Metals Fund –	Class A
Class C
Investor Class

AIM Leisure Fund –	Class A
Class C
Class R
Investor Class

AIM Technology Fund –	Class A
Class C
Institutional Class
Investor Class

AIM Utilities Fund –	Class A
Class C
Institutional Class
Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS

AIM Opportunities I Fund –	Class A
Class C

AIM Opportunities II Fund –	Class A
Class C

AIM Opportunities III Fund –	Class A
Class C

AIM STOCK FUNDS

AIM Dynamics Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM S&P 500 Index Fund –	Institutional Class
Investor Class

AIM SUMMIT FUND	Class A
Class C

AIM TAX-EXEMPT FUNDS

AIM High Income Municipal Fund –	Class A
Class C
Institutional Class

AIM Tax-Exempt Cash Fund –	Class A
Investor Class

AIM Tax-Free Intermediate Fund –	Class A
Class A3
Institutional Class

AIM TREASURER’S SERIES TRUST

Premier Portfolio	Investor Class
Premier Tax-Exempt Portfolio	Investor Class
Premier U.S. Government Money Portfolio	Investor Class”

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  July 31, 2006

Each Fund (listed on Schedule A) on behalf of the Shares of each Portfolio listed on Schedule A

By:	/s/ Robert H. Graham
Robert H. Graham
President

A I M DISTRIBUTORS, INC.

By:	/s/ Gene L. Needles
Gene L. Needles
President